                                                             Exhibit 10.3

                               INTERCREDITOR AGREEMENT




     Intercreditor Agreement (the "Agreement"), dated as of June 26, 1997, by and among Banque Paribas, as Agent under the Credit Agreement referred to below (as such Agent may be replaced from time to time under the terms of such Credit Agreement, the "Agent"); Fleet National Bank (formerly known as Shawmut Bank Connecticut, National Association), as Trustee under the Indenture referred to below (as such Trustee may be replaced from time to time under the terms of such Indenture, the "Trustee"); The Helicon Group, L.P., a Delaware limited partnership (the "Company"); and Helicon Capital Corp., a Delaware corporation ("HCC") (collectively the Company and HCC are referred to as the "Obligors").

                                 W I T N E S S E T H:

     WHEREAS, the Company, the lenders party thereto from time to time, including their respective successors and assigns (each a "Lender" and, collectively, the "Lenders") and the Agent are parties to that certain Credit Agreement of even date herewith (as amended, modified, extended, refinanced, refunded or replaced from time to time, the "Credit Agreement");

      WHEREAS, pursuant to the Credit Agreement, the Obligors, the Agent and the Lenders have entered into the guaranties, security agreements, pledge agreements, collateral agreements and other agreements set forth on Schedule 1 hereto (as such documents may be amended, modified, extended, refinanced, refunded or replaced from time to time, the "Lender Security Agreements"), pursuant to which the Obligors have granted security interests in certain collateral to secure their obligations under the Credit Agreement and the Lender Security Agreements;

       WHEREAS, the Obligors and the Trustee have entered into an Indenture (as amended, modified, extended, refinanced, refunded or replaced from time to time, the "Indenture"), dated as of October 15, 1993, pursuant to which the Obligors have issued 11% Series A Senior Secured Notes due 2003 and 11% Series B Senior Secured Notes due 2003 in the aggregate principal amount not to exceed $115,000,000 (collectively, the "Notes");

   WHEREAS, the Obligors and the Trustee have entered into the Security Agreement, dated as of November 3, 1993 (the "Trustee Security Agreement"), pledge agreements, collateral assignments and other agreements set forth on
Schedule 2 hereto (as such documents may be amended or modified from time to time, collectively, including the Security Agreement, the "Trustee Security Agreements"), in favor of the Trustee for the benefit of the holders of the Notes, pursuant to which the Obligors have granted security interests in certain collateral to secure their obligations under the Notes, the Indenture and the Collateral Documents (as defined in the Indenture); and

    WHEREAS, it is a condition precedent to the Lenders' making of loans under the Credit Agreement that the Trustee enter into this Agreement and the Indenture requires that the Agent enter into this Agreement;

      NOW, THEREFORE, in consideration of the premises, covenants and agreements contained herein, the parties hereto agree as follows:

     Section 1. Definitions. Terms that are capitalized and not otherwise defined herein shall be defined as such terms are defined in the Indenture as in effect on the date hereof. As used herein, the following terms shall have the following meanings:

   "Bankruptcy Case" shall have the meaning ascribed to it in Section 7(a) hereof.

   "Bankruptcy Code" shall mean title 11 of the United States Code, as amended, or any successor provision thereto.

   "Lender Collateral" shall mean the "Collateral" as defined in each of the Lender Security Agreements as such agreements are in effect on the date hereof.

    "Lender Obligations" shall mean, collectively, all the obligations of any kind or nature owing by the Obligors under the Credit Agreement and the Lender Security Agreements.

     "Lender Reinstatement Distribution" shall have the meaning ascribed to it in Section 7(d) hereof.

     "Lender" and "Lenders" shall have the meanings ascribed to such terms in the preamble hereof.

      "Lender Security Agreements" shall have the meaning ascribed to it in the preamble hereof.

    "Lender Security Interest" shall mean the liens and security interests granted to the Lenders, at any time and from time to time, to secure the Lender Obligations pursuant to the Lender Security Agreements.

   "Note Obligations" shall mean the obligations of any kind owing by the Obligors under the Notes, the Indenture and the Trustee Security Agreements.

   "Securityholders" shall mean the holders, from time to time, of the Notes.

   "Trustee Collateral" shall mean the "Collateral" as defined in each of the Trustee Security Agreements, as such agreements are in effect on the date hereof.

   "Trustee Reinstatement Distribution" shall have the meaning ascribed to it in Section 7(e) hereof.

   "Trustee Security Agreement" and "Trustee Security Agreements" shall have the respective meanings ascribed to such terms in the preamble hereof.

   "Trustee Security Interest" shall mean the liens and security interests granted to the Trustee, at any time and from time to time, to secure the Note Obligations pursuant to the Trustee Security Agreements.

    "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York on the date hereof.

             Section 2. Scope of Security Interests.

   The Obligors represent and warrant to the Agent and the Lenders that, as of the date hereof, the Trustee Security Interest does not include any Lien on or security interest in Receivables (whether arising before or after the commencement of a Bankruptcy Case by or against the Person owning such Receivables), cash from the sale of Inventory (as defined in the Trustee Security Agreement) in the ordinary course of business, the Baum Notes (as defined in the Trustee Security Agreement), Motor Vehicles (as defined in the Trustee Security Agreement), and certain other assets as provided in the Trustee Security Agreement, but does include books and records relating both to the Lender Collateral and the Trustee Collateral. The Obligors represent and warrant to the Trustee that the Lender Security Interest does include liens on and security interests in the Trustee Collateral, which liens are permitted by the Indenture, and liens on and security interests in Receivables, and in bank accounts and deposits of the Obligors at the Lenders, and in substantially all other property of the Obligors, whether now owned or hereafter acquired, including without limitation books and records relating both to the Lender Collateral and the Trustee Collateral.

                 Section 3. No Challenge.

   (a) Neither the Trustee nor any Securityholder shall take any direct or indirect action, or vote in any way, so as to challenge in a bankruptcy or insolvency proceeding or otherwise (i) the validity, priority or enforceability of the Lender Obligations or the Lender Security Interest,
(ii) the rights of the Agent or the Lenders set forth in any of the Lender Security Agreements, or (iii) the validity or enforceability of any provision of this Section 3(a).

    (b) Neither the Agent nor any Lender shall take any direct or indirect action, or vote in any way, so as to challenge in a bankruptcy or insolvency proceeding or otherwise (i) the validity, priority or enforceability of the Note Obligations or the Trustee Security Interest, (ii) the rights of the Trustee or the Securityholders set forth in any of the Trustee Security Agreements, or (iii) the validity or enforceability of any provision of this
Section 3(b).

    (c) Nothing in this Section 3 shall be deemed to permit the Obligors or any affiliates of either of the Obligors to enter into any transaction that is prohibited by the terms of the Credit Agreement or the Indenture.

    Section 4. Access to Books and Records. If the Trustee or the Agent obtains possession of any of the Obligors' books and records relating to both Lender Collateral and the Trustee Collateral (in connection with any enforcement of their respective security interests or otherwise), then each of the Trustee and the Agent shall, upon the other's request and at the other's expense, permit the other to review and copy all such books and records. The Trustee grants the Agent, and the Agent grants the Trustee, a nonexclusive license (to the extent such a license is permitted to be granted) to use, at the other's expense and during regular business hours, all of the Obligors' computer hardware and software that the Trustee or the Agent may possess or have the right to use from time to time in order to permit the other to exercise its rights under the preceding sentence and under the Lender Security Agreements or the Trustee Security Agreements, as the case may be. The foregoing license, being coupled with an interest, shall be irrevocable and shall terminate when this Agreement terminates.

                Section 5. Trustee's Waivers.

   (a) The Trustee hereby waives any right it may have to require the Agent or the Lenders to marshal the Lender Collateral of any Person or entity in favor of the Trustee or the Securityholders.

    (b) The Agent and the Lenders have entered into the Credit Agreement and the Lender Security Agreements in reliance on this Agreement, and the Trustee hereby waives notice of acceptance of the terms of this Agreement, and notice of reliance by the Agent and the Lenders of this Agreement in making any loans or extending any other financial accommodations to the Company under the Credit Agreement and the Lender Security Agreements.

   (c) The Trustee acknowledges that neither the Agent nor any Lender has made any warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of any of the Credit Agreement and the Lender Security Agreements, the collectability of the Lender Obligations or any matter whatsoever related to the Lender Obligations or the Lender Collateral (except as expressly set forth herein); provided that such acknowledgment by the Trustee shall neither prejudice nor in any way qualify its right, or the right of the Securityholders, to rely on representations and warranties made or deemed to be made to them by the Obligors or any of their respective affiliates concerning such matters.

    (d) The Trustee agrees that neither the Agent nor any Lender shall have any liability to the Trustee for, and the Trustee hereby waives any claim that the Trustee may have at any time against the Agent or any Lender arising out of any and all actions that the Agent or any Lender in good faith and in a commercially reasonable manner, takes or omits to take with respect to (i) the Credit Agreement or any of the Lender Security Agreements, (ii) collection of the Lender Obligations or (iii) foreclosure upon and sale, liquidation or other disposition, or valuations, use, protection or release, of Lender Collateral (other than books and records constituting part of the Lender Collateral and part of the Trustee Collateral) or any guaranty.

      (e) The Trustee hereby waives promptness, diligence, notice of acceptance, notice of modification of any of the terms of the Credit Agreement and the Lender Security Agreements or the exercise of any rights and remedies thereunder, except as required by law.

                Section 6. Agent's Waivers.

   (a) The Agent hereby waives any right it may have to require the Trustee or the Securityholders to marshal the Trustee Collateral in favor of the Agent or the Lenders.

   (b) The Trustee, on behalf of the Securityholders, has entered into the Indenture and the Trustee Security Agreements in reliance on this Agreement, and the Securityholders have purchased and in the future shall purchase the Notes in reliance on this Agreement, and the Agent hereby waives notice of acceptance of the terms of this Agreement, and notice of reliance by the

Trustee and the Securityholders on this Agreement in entering into the Indenture or purchasing the Notes, respectively.

   (c) The Agent acknowledges that neither the Trustee nor any Securityholder has made any warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of the Indenture, the Notes or the Trustee Security Agreements or any matter whatsoever related to the Notes or the Trustee Collateral (except as expressly set forth herein); provided that such acknowledgment by the Agent shall neither prejudice nor in any way qualify its right, or the right of the Lenders, to rely on representations and warranties made or deemed to be made to the Agent or the Lenders by the Obligors or any of their respective affiliates concerning such matters.

   (d) The Agent agrees that neither the Trustee nor any Securityholder shall have any liability to the Agent for, and the Agent hereby waives any claim that the Agent may have at any time against the Trustee or any Securityholder arising out of, any and all actions that the Trustee or any Securityholder in good faith and in a commercially reasonable manner, takes or omits to take with respect to (i) the Indenture, the Notes or the Trustee Security Agreements, (ii) collection of the Notes, or (iii) foreclosure upon and sale, liquidation or other disposition, valuation, use, protection or release, of the Trustee Collateral (other than books and records constituting part of the Trustee Collateral and part of the Lender Collateral) or any guaranty.

   (e) The Agent hereby waives promptness, diligence, notice of acceptance, notice of modification or any of the terms of the Note Obligations, the Indenture or the Trustee Security Agreements or the exercise of any rights and remedies thereunder, except as required by law.

                Section 7. Bankruptcy Issues.

   (a) This Agreement shall be applicable both before and after the commencement, whether voluntary or involuntary, of any case of either of the Obligors under the Bankruptcy Code (a "Bankruptcy Case") and all references herein shall be deemed to apply to any such Obligor as a debtor-in-possession and to any trustee in bankruptcy for the estate of any such Obligor.

   (b)  If:

        (i) an Obligor or such Obligor's estate becomes the subject of a Bankruptcy Case, and

        (ii) the Lenders collectively desire to permit the use of their cash collateral under Section 363 of the Bankruptcy Code or to provide financing under Section 364 of the Bankruptcy Code, in either case secured only by Receivables arising after the commencement of any such Bankruptcy Case and in either case for the normal business purposes of the applicable borrower; and

                                         (iii)   in connection with any such
use of cash collateral or financing, the applicable borrower and each other obligor under such cash collateral usage or financing arrangement (whether an Obligor or any affiliate of such Obligor) grants to the Trustee and the Agent, respectively, pursuant to court order, a first priority security interest (subject to no other liens) in all of its personal property (other than its Receivables) arising or acquired after the commencement of such Bankruptcy Case that would have constituted Trustee Collateral and Lender Collateral, respectively, but for the occurrence of such Bankruptcy Case;

then the Trustee agrees that (x) adequate notice of such financing to the Trustee shall have been provided if (i) with respect to any motion seeking emergency or preliminary authorization to use cash collateral or for post-petition financing, the Trustee received notice, by telecopy, overnight courier or hand delivery to the Trustee at its address set forth herein, two
(2) business days before the entry of any order approving such cash collateral usage or financing and (ii) with respect to any other motions, such notice as is required by law; (y) the Trustee shall not object to such cash collateral usage or financing based on: (I) any claim that the Trustee's liens and security interest are not adequately protected, (II) any objection to the nature or scope of any adequate protection granted to the Lenders in the form of replacement or additional liens on Receivables arising after the commencement of such Bankruptcy Case, or (III) any proposed application of pre-petition Receivables proceeds to the Lenders' pre-petition claims, and
(z) the Trustee shall not seek to have the automatic stay lifted with respect to the Trustee Collateral for any of the reasons enumerated in the preceding clause (y) so long as such cash collateral usage or financing has not been terminated.

    (c) Except to the extent specifically stated herein, this Agreement shall not affect or limit the rights of the Trustee and the Securityholders, or the Agent and the Lenders, in connection with (i) any use or proposed use of cash collateral or debtor-in-possession financing or proposed debtor-in-possession financing (including, without limitation, any right to object in the form of, or any provision of, any cash collateral usage or financing order, to the extent such objection is not expressly prohibited by
Section 7(b) hereof), (ii) any effort to seek adequate protection or relief from the automatic stay or (iii) any Bankruptcy Case.

   (d) Notwithstanding anything to the contrary contained in Section 11 hereof, if the Agent or any Lender is required under any bankruptcy or other law to return to an Obligor, the estate in bankruptcy thereof, any third party, or trustee, receiver or other representative of such Obligor, any payment or distribution of assets, whether in cash, property, or securities, including, without limitation, any Receivables, previously received by the Agent or such Lender on account of the Lender Obligations (a "Lender Reinstatement Distribution"), then to the extent permitted by law, this Agreement shall be reinstated with respect to any such Lender Reinstatement Distribution. Neither the Agent nor any Lender shall be required to contest its obligation to return such Lender Reinstatement Distribution if the Agent or such Lender elects for any reason not to contest such obligation.

   (e) Notwithstanding anything to the contrary contained in Section 11 hereof, if the Trustee or any Securityholder is required under any bankruptcy or other law to return to an Obligor, the estate in bankruptcy thereof, any third party, or trustee, receiver or other representative of such Obligor, any payment or distribution of assets, whether in cash, property, or securities, including, without limitation, any Receivables, previously received by the Trustee or such Securityholder on account of the Note Obligations (a "Trustee Reinstatement Distribution"), then to the extent permitted by law, this Agreement shall be reinstated with respect to any such Trustee Reinstatement Distribution. Neither the Trustee nor any Securityholder shall be required to contest its obligation to return such Trustee Reinstatement Distribution if the Trustee or such Securityholder elects for any reason not to contest such obligation.

   Section 8. Representations and Warranties. Each of the parties hereto represents and warrants to the other as follows:

     (a) it has the corporate power and authority to execute, deliver and perform this Agreement and has taken all necessary corporate actions to authorize the execution, delivery and performance by it of this Agreement;

    (b) no consent or authorization of, or filing with, any person (including, without limitation, any governmental body, agency or official) is required in connection with the execution, delivery or performance by it, or the validity or enforceability against it, of this Agreement; and

   (c) this Agreement has been duly executed and delivered by it and constitutes a legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

   Section 9. Absolute Nature of Obligations. The Agent and the Trustee each agrees that the terms and conditions of this Agreement shall be absolute and unconditional irrespective of:

   (a) any lack of validity or enforceability of, or any default or event of default occurring under, the Credit Agreement, the Lender Security Agreements, the Indenture, the Notes or the Trustee Security Agreements;

   (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Lender Obligations or the Note Obligations, or any amendment or waiver of, or any consent to departure from, the Credit Agreement, the Lender Security Agreements, the Indenture, the Notes or the Trustee Security Agreements;

   (c) any exchange, release or non-perfection of any "Collateral" (as defined in the Credit Agreement) or any "Collateral" (as defined in the Trustee Security Agreements) or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Lender Obligations or Note Obligations; or

   (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, either Obligor or any guarantor.


Section 10.  Proceeds upon Foreclosure, Bankruptcy, Receivership, Etc.

     (a) If the Trustee forecloses upon any Trustee Collateral, it shall give the Agent written notice of such foreclosure which shall specify the collateral being foreclosed. If the Agent claims any such collateral being foreclosed is also Lender Collateral, it shall notify the Trustee in writing within 30 days of its receipt of the notice from the Trustee. In the event of a dispute regarding such claim, the Trustee may petition any court of competent jurisdiction to resolve such dispute. If the Trustee forecloses upon any Trustee Collateral that also constitutes Lender Collateral (as determined above) (any such Trustee Collateral that also constitutes Lender Collateral is referred to in this subsection (a) as "Section 10A Common Collateral"), or if the Trustee obtains any recovery in cash or otherwise from Section 10A Common Collateral as a result of any sale, liquidation or other disposition of Section 10A Common Collateral, including without limitation any sale, liquidation or other disposition in connection with any bankruptcy, receivership or similar event involving any of the Obligors, the net proceeds so received upon such Section 10A Common Collateral after the payment of the expenses of such foreclosure and fees and other amounts then payable to the Trustee (in its capacity as Trustee and not on behalf of the Securityholders) under the Indenture and the Collateral Documents shall be shared by the Trustee and the Agent on an equal and ratable basis based upon the relative outstanding principal amounts of Lender Obligations and Note Obligations, and the Trustee shall pay to the Agent the Lenders' pro rata share. The Trustee shall apply the amount retained by it as provided in the Indenture, and the Agent shall apply the amount paid to it as provided in the Credit Agreement.

   (b) If the Agent forecloses upon any Lender Collateral, it shall give the Trustee written notice of such foreclosure which shall specify the collateral being foreclosed. If the Trustee claims any such collateral being foreclosed is also Trustee Collateral, it shall notify the Agent in writing within 30 days of its receipt of the notice from the Agent. In the event of a dispute regarding such claim, the Agent may petition any court of competent jurisdiction to resolve such dispute. If the Agent forecloses upon any Lender Collateral that also constitutes Trustee Collateral (as determined above) (any such Lender Collateral that also constitutes Trustee Collateral is referred to in this subsection (b) as "Section 10B Common Collateral"), or if the Agent obtains any recovery in cash or otherwise from Common Collateral as a result of any sale, liquidation or other disposition of Section 10B Common Collateral, including without limitation any sale, liquidation or other disposition in connection with any bankruptcy, receivership or similar event involving any of the Obligors, the net proceeds so received after the payment of the expenses of such foreclosure and fees and other amounts then payable to the Agent (in its capacity as Agent and not on behalf of the Lenders) under the Credit Agreement and the Lender Security Agreements shall be shared by the Trustee and the Agent on an equal and ratable basis based upon the relative outstanding principal amounts of Lender Obligations and Note Obligations, and the Agent shall pay to the Trustee the Trustee's pro rata share. The Agent shall apply the amount retained by it as provided in the Credit Agreement, and the Trustee shall apply the amount paid to it as provided in the Indenture.

            Section 11. Possessory Security Interest.

    (a) The Trustee hereby acknowledges that this Agreement constitutes notice to the Trustee from the Agent of the Lender Security Interest in any Lender Collateral in the possession of the Trustee, provided that this Section shall not affect the obligation of the Trustee to make distributions of principal and interest on the Note Obligations to the Securityholders in accordance with the terms and conditions of the Indenture and subject to the terms and conditions of this Agreement.

   (b) The Agent hereby acknowledges that this Agreement constitutes notice to the Agent from the Trustee of the Trustee Security Interest in any Trustee Collateral in the possession of the Agent, provided that this Section shall not affect the obligation of the Agent to make distributions of principal and interest on the Lender Obligations to the Lenders in accordance with the terms and conditions of the Credit Agreement and subject to the terms and conditions of this Agreement.

    Section 12. Termination. This Agreement shall remain in full force and effect and be enforceable against each party hereto according to its terms and shall terminate upon the indefeasible payment in full of the Lender Obligations or the Note Obligations.

       Section 13. Limitation of Liability. In exercising any of the rights and remedies granted to them hereunder, the Agent and the Lenders on the one hand, and the Trustee and the Securityholders on the other hand, shall have no duty to collect any sums due in respect of the Note Obligations or the Lender Obligations, respectively, or to enforce, protect or preserve any rights pertaining thereto except as may be required by law.

       Section 14. Miscellaneous.

     (a) Notices. All notices, requests and other communications to any party hereunder shall be given in writing and shall be given to such party in person, by first-class mail (registered or certified, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery to the address set forth on the signature pages hereof or such other address or facsimile number as such party may hereafter specify by notice to each of the other parties hereto;

provided that no notices, requests or other communications may be given by facsimile or similar teletransmission unless receipt is confirmed. Each such notice, request or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, or (ii) if given by any other means (including, without limitation, by air courier), when delivered at the address or number specified.

     (b) Governing Law; Severability. This Agreement shall be governed by, and construed in accordance with, the internal laws (as opposed to conflict of laws principles) of the State of New York. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Agreement shall be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity and without invalidating the remaining provisions of this Agreement.

   (c) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. The Agent's successors shall include (i) any Person replacing the Agent as Agent pursuant to the terms of the Credit Agreement and (ii) if there is no agent under the Credit Agreement, then each holder of Indebtedness under the Credit Agreement. The Trustee's successors shall include any Person replacing the Trustee as Trustee pursuant to the terms of the Indenture. Upon the request of any such successor Agent, the Trustee or its successors shall enter into an intercreditor agreement with such successor Agent that is identical in substance to this Agreement, with appropriate conforming changes to reflect the identity of such successor Agent. Upon the request of any such successor Trustee, the Agent or its successors shall enter into an intercreditor agreement with such successor Trustee that is identical in substance to this Agreement, with appropriate conforming changes to reflect the identity of such successor Trustee.

   (d) Amendments, Modifications and Waivers. No amendment, modification or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by each of the parties hereto or their respective successors and assigns, and then such amendment, modification or waiver shall be effective only in the specific instance and for the specific purpose for which it is given. This Agreement may be modified to provide for more than one Credit Agreement.

   (e) Headings. The section headings contained in this Agreement are and shall be without substantive meaning or content whatsoever and are not part of this Agreement.

   (f) Holders Bound. The Trustee is signing below as trustee for the Securityholders and their successors and assigns and the Agent is signing below as agent for the Lenders and their successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized representative as of the date first above written.

AGENT:

              BANQUE PARIBAS, as Agent
                   By:
                   Name:
                   Title:

                   By:
                   Name:
                   Title:
                   Address:  787 Seventh Avenue
                                  N.Y., N.Y.  10019
                             Attn: Philippe Vuarchex
                             Fax No.:  (212) 841-2369
TRUSTEE:
                   FLEET NATIONAL BANK, as Trustee

                   By:
                   Name:
                   Title:
                   Address:  777 Main Street
                             Hartford, CT  06115
                             Attn: Corporate
                             Trust Administration
                   Fax No.:  (860) 240-7920


                   THE HELICON GROUP, L.P.
                   By its general partner,
                   Baum Investments, Inc.

                   By:
                   Name:
                   Title:
                   630 Palisade Avenue
                   Englewood Cliffs, NJ 07632

                   HELICON CAPITAL CORP.
                   By:
                   Name:
                   Title:
                   630 Palisade Avenue
                   Englewood Cliffs, NJ 07632

                                      Schedule 1
                                          to
                               Intercreditor Agreement
                              dated as of June 26, 1997

                              Lender Security Agreements


1. Borrower Security Agreement, dated as of June 26, 1997, between The Helicon Group, L.P. and Banque Paribas, as agent.


2. Subsidiary Guaranty and Security Agreement, dated as of June 26, 1997, between Helicon Capital Corp. and Banque Paribas, as agent.

                                      Schedule 2
                                          to
                               Intercreditor Agreement
                              dated as of June 26, 1997

                             Trustee Security Agreements



1.                 Security Agreement dated as of November 3, 1993.


2. Cash Collateral Account Security, Pledge and Assignment Agreement dated as of November 3, 1993.